UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 19, 2007

CELEBRATE EXPRESS, INC.

(Exact name of Registrant as specified in its charter)

Washington	000-50973	91-1644428
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11232 – 120th Avenue NE

Kirkland, Washington  98033

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (425) 250-1061

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 19, 2007, the Company announced the final tax breakdown of the special one-time dividend paid on April 26, 2007 to shareholders of record on April 12, 2007. The Company has determined that 14.13% of this distribution should be considered a dividend, while the remainder should be considered a non-dividend distribution. This breakdown is based on the final determination of the Company’s current and accumulated earnings and profits through its fiscal year ended May 31, 2007. The exact dividend breakdown will be reported to each Shareholder on Form 1099-DIV in January 2008. Shareholders are encouraged to consult with their own tax and financial advisors regarding the implications of this special dividend on their individual tax position.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2007	CELEBRATE EXPRESS, INC.

By:	/s/ Kevin A. Green
Kevin A. Green
Chief Executive Officer and President